U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) or the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 1999
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                     GREAT AMERICAN HOTELS & RESORTS, INC.
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                 (Name of small business issuer in its charter)

          GEORGIA                     0-19852                  58-1956846
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(State of other Jurisdiction       Commissioner              (IRS employer
     of incorporation)              file number          identification number)

 120 Firestone Pointe, Duluth, Georgia                        30097-2077
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(Address of principal executive offices)                      (Zip Code)

Registrants telephone number, including area code (678) 473-1820
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Item 4.  Changes in Registrant's Certifying Accountant.

     On October 1, 1999 Great American Hotels and Resorts, Inc. engaged Stark, Tinter & Associates, LLC as the principal accountant to audit the financial statements of Great American Hotels and Resorts, Inc.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Great American Hotels and Resorts, Inc.
Date:    October 6, 1999              By: /s/ Edward Bates
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                                      Edward Bates, President,
                                      Chairman of the Board and Director